Investor Presentation September 2011

Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, these forward- looking statements could be affected by the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with Allied World; the inability to obtain Transatlantic's or Allied World's stockholder approval or the failure to satisfy other conditions to completion of the proposed merger with Allied World, including receipt of regulatory approvals; risks that the proposed merger disrupts current plans and operations; risks that the unsolicited Validus exchange offer and/or National Indemnity proposal disrupts current plans and operations, including the proposed merger; the ability to retain key personnel; the ability to recognize the benefits of the proposed merger; the amount of the costs, fees, expenses and charges related to the proposed merger, the Validus exchange offer and the National Indemnity proposal; pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; negative rating agency actions; the adequacy of loss reserves; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management's response to these factors; and other risks detailed in the "Cautionary Statement Regarding Forward-Looking Information," "Risk Factors" and other sections of Transatlantic's Form 10-K and other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Transatlantic is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law. Additional Information about the Proposed Merger with Allied World and Where to Find It This communication relates to a proposed merger between Transatlantic and Allied World. In connection with the proposed merger, Allied World has filed with the U.S. Securities and Exchange Commission (the "SEC"), and the SEC declared effective on August 18, 2011, a registration statement on Form S-4, which includes Transatlantic's proxy statement as part of the joint proxy statement/prospectus, that provides details of the proposed merger and the attendant benefits and risks. This communication is not a substitute for the joint proxy statement/prospectus or any other document that Transatlantic or Allied World may file with the SEC or send to their stockholders in connection with the proposed merger. Investors and security holders are urged to read the joint proxy statement/prospectus, and all other relevant documents filed with the SEC or sent to stockholders as they become available because they will contain important information about the proposed merger. All documents, when filed, will be available free of charge at the SEC's website (www.sec.gov). You may also obtain these documents by contacting Transatlantic's Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com; or by contacting Allied World's Corporate Secretary, attn.: Wesley D. Dupont, at Allied World Assurance Company Holdings, AG, Lindenstrasse 8, 6340 Baar, Zug, Switzerland, or via e-mail at secretary@awac.com. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Additional Information About the Validus Exchange Offer This communication is neither an offer to purchase nor the solicitation of an offer to sell any securities. In response to the exchange offer commenced by Validus, Transatlantic has filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC. Investors and security holders are urged to read the Solicitation/Recommendation Statement on Schedule 14D-9 because it contains important information about the Validus Exchange Offer. All documents, when filed, will be available free of charge at the SEC's website (www.sec.gov). You may also obtain these documents by contacting Transatlantic's Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com. Participants in the Solicitation Transatlantic, Allied World and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies in connection with the proposed merger. Information about Transatlantic's directors and executive officers is available in Transatlantic's proxy statement dated April 8, 2011 for its 2011 Annual Meeting of Stockholders and Transatlantic's proxy statement related to the proposed merger, which was filed with the SEC on August 19, 2011. Information about Allied World's directors and executive officers is available in Allied World's proxy statement dated March 17, 2011 for its 2011 Annual Meeting of Shareholders and the joint proxy statement/prospectus related to the proposed merger, which was filed with the SEC on August 19, 2011. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, to the extent applicable, will be contained in the other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions. Third Party Sourced Information Certain information included in this presentation has been sourced from third parties. Transatlantic does not make any representation regarding the accuracy, completeness or timeliness of such third party information. Permission to quote third party sources neither sought nor obtained.

Key Discussion Issues / Questions Our assessment of current industry dynamics and their impact on Transatlantic How did we assess our strategic alternatives? Why did we pursue the Allied World merger? How did we assess other proposals? Validus proposal National Indemnity proposal Why we believe the Allied World transaction delivers superior value to Transatlantic stockholders 1

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Who We Are 3 Global pure play property and casualty reinsurer A 30-year track record of performance, profitability and shareholder returns An unparalleled global franchise with a unique local presence with significant scale 24 locations with local underwriters Customized products for many markets Allocate capital to highest return geographies Superior risk selection in targeted specialty lines and property catastrophe Over 110 underwriters with long tenure in respective lines Act as a lead underwriter in many specialty lines Strong long-term relationships with brokers and cedants Highly efficient and low-cost operating platform High revenue per employee versus peers Low operating expenses versus peers Solid capital base and strong financial strength ratings High quality investment portfolio Over $8bn of net reserves Over $5.2bn of capital Delivered a 12.1% CAGR in book value per share since 1990 IPO1

Competitive Landscape 4 Industry Dynamics: Primary insurance writers are buying less reinsurance due to higher retained capital, better information, and stronger underwriting results Soft pricing environment Low interest rate environment Recent regulatory requirements have increased the need for local subsidiaries (e.g. UK and Argentina) Size helps: property catastrophe line sizes and counterparty credit limits ROEs and price-to-book multiples near historical lows Transatlantic Considerations: Leading market share in core portfolios of US specialty casualty lines Large property catastrophe market Recognized international franchise Strong financial strength ratings Culture Domicile Capital flexibility Historical ownership structure Allied World merger accelerates our current strategic initiatives to address our long-term value creation objectives while bringing additional synergies.

Competitive Landscape in the Global P&C Reinsurance Industry 5 EXCEL SOURCE range $E$5:$H$15 copied at 30- Aug-11 10:38:27: NAUTILUS2011\Presentatio n\8h ISS\Excel\Reinsurance Back-up 01.xlsx (Sheet1) EXCEL SOURCE range $E$5:$I$16 copied at 30- Aug-11 07:01:48: NAUTILUS2011\Presentatio n\8h ISS\Excel\Reinsurance Back-up 03.xlsx (Sheet1) EXCEL SOURCE range $E$5:$J$18 copied at 02- Sep-11 12:55:34: NAUTILUS2011\Presentatio n\8h ISS\Excel\Reinsurance Back-up 04.xlsx (Sheet1) EXCEL SOURCE range $E$5:$I$18 copied at 02- Sep-11 12:57:29: NAUTILUS2011\Presentatio n\8h ISS\Excel\Reinsurance Back-up 04.xlsx (Sheet1)

Summary of P&C Industry Performance 6 Historical Industry Price / Book Multiples EXCEL SOURCE copied at 30-Aug-11 03:41:48: NAUTILUS2011\Presentatio n\8h ISS\Excel\PB Chart v2.xlsx (Quarterly) EXCEL SOURCE copied at 31-Aug-11 09:39:52: NAUTILUS2011\Presentatio n\8h ISS\Excel\PB Chart v4.xlsx (Quarterly) EXCEL SOURCE copied at 31-Aug-11 09:40:37: NAUTILUS2011\Presentatio n\8h ISS\Excel\PE.xls (Chart3) EXCEL SOURCE copied at 31-Aug-11 09:41:40: NAUTILUS2011\Presentatio n\8h ISS\Excel\PB Chart v4.xlsx (Quarterly) Goldman Sachs Commercial P&C Pricing Index4 EXCEL SOURCE copied at 31-Aug-11 09:42:46: NAUTILUS2011\Presentatio n\8h ISS\Excel\PB Chart v4.xlsx (Quarterly) EXCEL SOURCE copied at 31-Aug-11 09:43:10: NAUTILUS2011\Presentatio n\8h ISS\Excel\PB Chart v4.xlsx (Quarterly) EXCEL SOURCE copied at 31-Aug-11 09:43:43: NAUTILUS2011\Presentatio n\8h ISS\Excel\PE.xls (Chart3) EXCEL SOURCE copied at 31-Aug-11 10:01:55: NAUTILUS2011\Presentatio n\8h ISS\Excel\PB Chart v4.xlsx (Quarterly) EXCEL SOURCE copied at 31-Aug-11 10:03:15: NAUTILUS2011\Presentatio n\8h ISS\Excel\PB Chart v4.xlsx (Quarterly) EXCEL SOURCE copied at 31-Aug-11 10:11:16: NAUTILUS2011\Presentatio n\8h ISS\Excel\PE.xls (Chart3) EXCEL SOURCE copied at 01-Sep-11 12:26:14: nautilus2011\Presentation\8 h ISS\Excel\PB Chart v4.xlsx (Quarterly)

Third Party Assessment of Transatlantic 7 "Management is debating the merits of building out a primary insurance business and knows it will require capital and potential M&A to achieve critical scale in a timely fashion." Morgan Stanley, 30-Nov-2010 "We've argued (since AIG sold its majority ownership in TRH back in 2009) that as the lone remaining public / independent on-shore (US) reinsurers, TRH should look for strategic options including getting offshore (to Bermuda or another "tax-advantaged" jurisdiction)." Dowling, 12-Jun-2011

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Opportunity for meaningful shareholder value creation Ability to reallocate capital globally with minimal costs U.S. tax treaties and regulatory regime Established primary insurance operations with minimal conflicts with Transatlantic's reinsurance business Established EU operations with European passport and clear path to Solvency II compliance Pro forma ratings Pro forma property catastrophe exposure Significant capital Strong capital position with the ability to generate meaningful excess capital on a pro forma basis Focus on specialty insurance and reinsurance lines of business Compatible cultures, limited business overlap, ease of IT systems integration How Transatlantic Evaluated Potential Merger Candidates 9 Structural Flexibility Primary Insurance EU Passport Capital Adequacy Specialty Focus Limited Integration Risk Ratings / Risk Profile Allied World met all of these criteria. Shareholder Value Scale

10 Summary of Selected Companies EXCEL SOURCE range $B$2:$Q$25 copied at 23- Aug-11 09:49:57: NAUTILUS2011\Presentatio n\8h ISS\Excel\Summary of (Re)insurers with Lloyd's syndicates v14.xlsx (Summary Info) EXCEL SOURCE range $B$2:$N$25 copied at 31- Aug-11 08:49:46: NAUTILUS2011\Presentatio n\8h ISS\Excel\Summary of (Re)insurers with Lloyd's syndicates v16.xlsx (Summary Info) EXCEL SOURCE range $B$2:$L$24 copied at 02- Sep-11 12:51:46: NAUTILUS2011\Presentatio n\8h ISS\Excel\Summary of (Re)insurers with Lloyd's syndicates v16.xlsx (Summary Info) EXCEL SOURCE range $B$5:$L$24 copied at 02- Sep-11 12:52:07: NAUTILUS2011\Presentatio n\8h ISS\Excel\Summary of (Re)insurers with Lloyd's syndicates v16.xlsx (Summary Info) EXCEL SOURCE range $B$2:$L$24 copied at 02- Sep-11 12:52:18: NAUTILUS2011\Presentatio n\8h ISS\Excel\Summary of (Re)insurers with Lloyd's syndicates v16.xlsx (Summary Info)

Timeline of Key Events 1990-2009: AIG owned a majority stake in Transatlantic 10-Jun-2009: AIG disposed of 29.9mm of its shares in Transatlantic through a secondary public offering reducing its stake from 59% to ~14% From time to time since the secondary sale, Transatlantic engaged in preliminary discussions regarding possible business combination transactions with a number of insurance and reinsurance companies including Validus. These discussions did not proceed past preliminary proposals, execution of confidentiality and standstill agreements and limited exchanges of non-public information 15-Mar-2010: AIG disposed of its remaining 8.5mm shares in Transatlantic in a secondary public offering February 2010: Engaged financial advisor to review strategic alternatives; developed criteria to evaluate potential partners 2010: Held discussions with multiple potential merger candidates February / Initiated discussions with Allied World March 2011: -Decided to explore opportunity with Allied World because it best met criteria 27-Mar-2011: Entered into confidentiality agreement with AWH and initiated due diligence 11-Apr-2011: Entered into exclusivity agreement with AWH 25-Apr-2011: Communicated preference for "book-for-book" exchange ratio 12-June-2011: Executed merger agreement and announced transaction with Allied World 11

Combination with Allied World Creates Industry Leader and Generates Significant Shareholder Value Maintains strategic optionality for future Merger creates significant value upside to Transatlantic stockholders Modest initial reduction to book value per share resulting from Allied World Transaction1 Estimated Synergies provide value appreciation to Transatlantic share price as of 10-Jun-2011 of up to 15.5%2 Transatlantic stockholders retain very significant opportunity for appreciation relative to the dividend discount based value3 A leading diversified insurance and reinsurance company with a specialty focus Scale and market position in the top quartile of industry A global franchise with local presence in key markets Shared operating philosophy Combination of industry-leading management teams 12

Strategic Objectives 13 #7 among peers on capital1 Current Path Allied World Merger #3 among peers based on capital1 ~59% Transatlantic ownership Near-term benefits of re-domestication are not feasible Swiss domicile (tax treaty) with Bermuda operations Strong financial strength of Transatlantic (A+/A1/A from S&P / Moody's / A.M. Best) Rating agencies indicated unchanged or improved ratings for Transatlantic Self-built insurance operations require time, capital, expense and management focus Established U.S. insurance operations Formation of EU subsidiary will consume time and capital Established EU platform Balance strategic initiatives with return of capital to stockholders Regulatory limitations Meaningful incremental combined excess capital Transatlantic is already one of most efficient operating platforms Ability to eliminate overlapping costs (e.g., public company costs, vendors, real estate, executive compensation) 50% specialty, 12% property cat2 50% specialty, 10% property cat3 None Similar cultures Common systems Structural Flexibility Insurance Operations Capital Management EU Passport Ratings Scale Expense Synergies Specialty Focus Integration Risk

How We Expect the Merger to Create Value for Transatlantic Stockholders 14 Strategic Strengths Shareholder Value Creation Strengthened industry leadership supports future growth and enhances revenue growth opportunities $80mm+ of after-tax run-rate annual synergies and structural benefits (including tax benefits) with approximately 60% achieved in year one Based on in-depth analysis and conservative assumptions1 Future investment portfolio optimization Product Suite Structural Flexibility Operating Expense Savings Ease of Integration

Mid single-digit EPS accretion in the first full year 80-100 bps ROE enhancement in the first full year 50% dividend increase 16% premium to undisturbed Transatlantic share price 15 Attractive Financial Implications For Transatlantic Stockholders

How Did We Arrive at the Exchange Ratio? 16 EXCEL SOURCE range $E$3:$G$16 copied at 01- Sep-11 12:15:39: NAUTILUS2011\Presentatio n\8h ISS\Excel\6-30-2011 BVPS Impact_12.xlsx (Exch Ratio)

Participation in Synergies Provides Potential Upside to Public Market Values 17 "... We believe one also needs to account for the $80 million, or $1.26 per share, of expected run-rate cost and tax benefits (based on management estimates). Applying an 8X EPS multiple (TRH's current multiple) implies a value of $10.07 per share. Given TRH shareholders would only keep 58% of the value based on the pro forma ownership structure of the current deal, the value is closer to $5.84 per share." J.P. Morgan, 15-Jun-2011 Every 0.1x multiple expansion in price to book value results in incremental $6.615 per share value for Transatlantic stock holders EXCEL SOURCE range $P$34:$R$46 copied at 01- Sep-11 11:50:18: NAUTILUS2011\Presentatio n\8h ISS\Excel\Berkshire BVPS Sensitivity.xlsx (Sheet1) EXCEL SOURCE range $P$34:$R$46 copied at 01- Sep-11 11:50:43: NAUTILUS2011\Presentatio n\8h ISS\Excel\Berkshire BVPS Sensitivity.xlsx (Sheet1) EXCEL SOURCE range $P$34:$R$46 copied at 01- Sep-11 11:51:50: NAUTILUS2011\Presentatio n\8h ISS\Excel\Berkshire BVPS Sensitivity.xlsx (Sheet1)

18 Transatlantic Stockholder Value Based on Analysis Presented to Board of Directors 12-Jun-2011 EXCEL SOURCE range $D$4:$K$18 copied at 30- Aug-11 04:57:50: NAUTILUS2011\Presentatio n\8h ISS\Excel\intrinsic valuation.xlsx (Sheet1)

Third Party Observations Regarding the Transatlantic / Allied World Deal 19 "Looks like a great strategic/operational fit; TransAllied to be a dominant off-shore casualty Global Reinsurer. AWH is smaller than TRH but fits on key levels:1) each is 70%+ casualty lines, 2) AWH offers tax- advantages given low tax domicile, 3) each participates in global reinsurance; 4) cultural fit as each has the same number of employees (~650). TransAllied will be a Top 10 Global Reinsurer (#7) and a lead casualty market around the world with ~$7b in equity." Morgan Stanley, 13-Jun-2011 "The main advantage is the greater scale and capital following the transaction, in our view... For TRH, additional advantages of the transaction include (1) gaining a primary insurance presence, (2) access to Lloyd's, (3) a potential Swiss domicile and (4) a larger capital base outside the U.S." Wells Fargo, 13-Jun-2011 "The transaction more than doubles AWH's capital base and adds an A+ rated (S&P) well-established global reinsurance franchise with $4bn of premium." Dowling, 12-Jun-2011 "The deal makes sense in our view...As TRH is US domiciled while AWH is domesticated in Switzerland, combined entity is likely to have structural efficiencies from a tax point of view...The deal provides a platform and better balance by product and geography and long and short-tail lines. While neither player was large in property-cat, the combined entity should be able to allocate more capital to property-cat lines, particularly as casualty lines remain challenged." Citigroup, 12-Jun-2011

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Summary of Validus Proposal 22 1.5564 Validus shares per each Transatlantic share $8.00 cash per Transatlantic share Approximately 48% Transatlantic board found that Validus proposal is reasonably likely to lead to a superior proposal and provided Validus opportunity to conduct diligence Need to sign confidentiality agreement to initiate discussions Validus refuses to sign confidentiality agreement with the standstill provision, despite Delaware court findings and another party having signed the confidentiality agreement Need to conduct due diligence / reverse due diligence Risk profile assessment Synergies analysis No certainty of transaction completion with Validus Mechanics of Proposal Transatlantic Ownership Progress and Timing

Validus Proposal - Key Events 3-Jun-2011: Received unsolicited call from Ed Noonan, Chairman and CEO of Validus 7-Jun-2011: Received a letter from Validus - Without economic or other specific terms - Validus mentioned need for confidentiality agreement and expressed desire to conduct due diligence 12-Jun-2011: Executed merger agreement with Allied World and publicly announced the Allied World merger 12-Jul-2011: Validus announced its proposal 18-Jul-2011: Transatlantic Board determined that - Validus proposal was not a "Superior Proposal" - Validus proposal was reasonably likely to lead to a "Superior Proposal" 20-Jul-2011: Validus commenced no-vote campaign 23-Jul-2011: Distributed to Validus a confidentiality agreement with substantially similar terms as those contained in the confidentiality agreement between Transatlantic and Allied World Validus declined to sign the confidentiality agreement with a standstill and provided an alternative draft with - No standstill - Unfettered right for each party to disclose the other's confidential information 25-Jul-2011: Validus launched hostile exchange offer Aug-2011: Validus launched litigation against Transatlantic seeking, among other things, declaratory judgment on the standstill provision However, Delaware Chancery refused to grant Validus' motion for expedited proceedings on the issue of whether the Transatlantic Board breached a fiduciary duty by insisting that Validus enter a confidentiality agreement with a standstill, finding that such a claim was not colorable. Validus thereafter withdrew its motion for expedited proceedings 23 Validus Proposal is not actionable.

Why Did We Not Consider Validus Proposal a "Superior Proposal"? 24 Validus Proposal delivers less book value per share Why Validus' Proposal is Inferior The Facts As a result of certain significant tax advantages with the Allied World merger, we believe the potential synergies with Allied World are equal or greater than those in the Validus proposal2 Synergies in Validus proposal based on high-level assumptions Synergies with Allied World based on in-depth due diligence and conservative assumptions Uncertainty with respect to ratings outcome Validus has lower ratings compared to Allied World and Transatlantic Higher catastrophe exposure 1-in-250-year PML/ equity of 27% for Validus vs. 16% for Transatlantic and 14% for Allied World Need for due diligence Validus and Transatlantic have not conducted mutual due diligence Pro forma 30-Jun-2011 book value and cash per Transatlantic basic share of $61.15 per Validus proposal vs. $66.10 per Allied World merger Validus seeks to charge Transatlantic stockholders for what Validus perceives to be a shortfall in Transatlantic's reserves Validus demonstrated lower book value per share growth and shareholder returns Validus book value per share growth of 15% vs. 20% for Allied World since Q3 2006 through Q2 20111 Returns for: 3-yr, 2-yr, and since respective IPOs are greater for Allied World than Validus Need to execute confidentiality agreement Validus refuses to sign a confidentiality agreement with the standstill provision, despite Delaware court findings and another party having signed it Nevertheless, the Transatlantic Board determined that the Validus proposal was "reasonably likely" to lead to a "Superior Proposal."

25 EXCEL SOURCE range $F$13:$H$29 copied at 01- Sep-11 12:20:40: NAUTILUS2011\Presentatio n\8h ISS\Excel\Book for Book v10.xlsx (B4B 6-30) EXCEL SOURCE range $E$13:$H$33 copied at 02- Sep-11 12:05:57: NAUTILUS2011\Presentatio n\8h ISS\Excel\Book for Book v11.xlsx (B4B 6-30)

Validus Exchange Offer Provides Lower Book Value per Share 26 EXCEL SOURCE copied at 26-Jul-11 10:37:30: NAUTILUS2011\Presentatio n\7g 14D9\proforma book value per basic transatlantic share.xlsx (Sheet1 Chart 1) Pro Forma 30-Jun-2011 Book Value per Transatlantic Basic Share EXCEL SOURCE copied at 23-Aug-11 10:41:07: NAUTILUS2011\Presentatio n\8h ISS\Excel\proforma book value per basic transatlantic share.xlsx (Sheet1 Chart 1) EXCEL SOURCE copied at 23-Aug-11 10:44:43: NAUTILUS2011\Presentatio n\8h ISS\Excel\proforma book value per basic transatlantic share v2.xlsx (Sheet1 Chart 1) "AWH [offer] is higher on a reported FC BV basis" Dowling, 21-Jul-2011

27 In Validus' Own Words: "The Compensation Committee [of Validus' Board] determined that growth in diluted book value per share plus dividends was the most appropriate measure of increase in long-term shareholder value." Validus Holdings Schedule 14A, 23-Mar-2011 Annualized Growth in Book Value per Basic Share Since 30-Sep-20061

....and Lower Volatility in Earnings... 28 Historical Quarterly Operating Income1

....Which Have Led to Superior Returns for Allied World Shareholders 29

Illustrative Adjusted Value per Transatlantic Share ($ in millions; except per share amounts) 30

31 Pro forma PMLs under Validus proposal change the risk profile for Transatlantic stockholders Transatlantic has not been able to diligence Validus' risk management capabilities Higher PML tolerances can generate significant additional premiums in addition to materially increasing volatility of earnings 1-in-250-Year Probable Maximum Loss ("PML") / Equity Risk Tolerance Actual1 20% 25% "The [TransAllied] deal provides a larger platform and better balance by product, geography and long- and short-tail lines. While neither player was large in property-CAT, the combined entity should be able to allocate more capital to property-CAT lines, particularly as casualty lines remain challenged." Citigroup, 12-Jun-2011

Significant Uncertainty in Ratings Outcome in Validus Proposal 32 Credit Ratings Reaction Estimated June 30, 2011 Pro Forma Total Debt / Total Capitalization1 S&P TransAllied: Expected to raise ratings on Allied World by one notch (from current A FSR) and reduce OpCo / HoldCo notching to two for Transatlantic Validus Proposal: Validus ratings unchanged following the proposal (A- FSR) Moody's TransAllied: Expected to rate pro forma company A1 for financial strength Validus Proposal: If successful, could have positive credit implications for Validus and negative implications for Transatlantic "More certainty under the AWH proposal in regards to maintaining [TRH's] current rating." Dowling, 22-Jul-2011

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Summary of National Indemnity Offer 34 All Cash Proposal Transatlantic pro forma ownership of 0% No participation in upside Signed confidentiality agreement

National Indemnity Delivered its Opportunistic Offer During Market Decline 35 EXCEL SOURCE copied at 30-Aug-11 06:00:15: NAUTILUS2011\Presentatio n\8h ISS\Excel\PB Chart v4.xlsx (P-BV) EXCEL SOURCE copied at 30-Aug-11 07:51:11: NAUTILUS2011\Presentatio n\8h ISS\Excel\PB Chart v4.xlsx (P-BV) "The battle for Transatlantic is not a fair fight. If Mr. Jain wants the company, he can easily "win." How much he wants the company, beyond the obvious "opportunistic bid" at 80% of fully converted tangible book value remains unclear." Dowling, Aug-2011 EXCEL SOURCE copied at 31-Aug-11 10:50:32: NAUTILUS2011\Presentatio n\8h ISS\Excel\PB Chart v4.xlsx (P-BV)

National Indemnity Proposal is Below Levels of Selected Precedent Cash Transactions in Insurance 36 Premium to: Multiple of: National Indemnity Offer 25th Percentile Median 75th Percentile EXCEL SOURCE copied at 29-Aug-11 07:06:13: nautilus2011\Presentation\8 h ISS\Excel\Deal Comp as Values_v5.xlsx (Price Prior to Announcement) EXCEL SOURCE copied at 29-Aug-11 07:06:55: nautilus2011\Presentation\8 h ISS\Excel\Deal Comp as Values_v5.xlsx (BVPS) EXCEL SOURCE copied at 29-Aug-11 07:07:38: nautilus2011\Presentation\8 h ISS\Excel\Deal Comp as Values_v5.xlsx (Tangible BVPS)

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Why We Believe the Allied World Transaction Delivers Superior Value to Transatlantic Stockholders 38 Maintains strategic optionality for future Merger creates significant value upside to Transatlantic stockholders A leading diversified insurance and reinsurance company with a specialty focus Scale and market position in the top quartile of industry A global franchise with local presence in key markets Shared operating philosophy Combination of industry-leading management teams The Transatlantic board has considered all proposals fairly and the Delaware Court confirms the validity of the approach of requiring Validus to enter into a confidentiality agreement with a standstill provision We believe that the Allied World deal offers better value creation opportunities, a strengthened and diversified franchise and more potential upside for Transatlantic stockholders than any alternative available, while addressing many of Transatlantic's current strategic objectives.

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40 EXCEL SOURCE range $D$8:$N$26 copied at 23- Aug-11 11:27:09: nautilus2011\Presentation\8 h ISS\Excel\AWH Op INc Net Inc Reconc v5.xlsx (AWH)

Validus Quarterly Operating Income Reconciliation 41 EXCEL SOURCE range $D$8:$N$31 copied at 23- Aug-11 11:30:08: nautilus2011\Presentation\8 h ISS\Excel\AWH Op INc Net Inc Reconc v5.xlsx (VR)

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Notes to Summary of Selected Companies (1) Primary insurance as percent of total premiums based on GPW. (2) Excludes life insurance business segments of XL. (3) Cumulative catastrophe losses for 2008 through Q2 2011 as a percentage of cumulative NPE for 2008 through Q2 2011. (4) Validus Re Europe Limited is an Ireland domiciled reinsurance company with authorized share capital of $1.0mm as of 31-Dec- 2009. (5) PTP expects to wind up any remaining operations of Platinum Re (UK) Limited (United Kingdom) in 2011. 43

Comparison of Selected Companies ($ in millions) 44

Notes to Slides Slide 3 (1) Source: Transatlantic Investor Presentation from 11-Mar-2010 and Q2 2011 financial supplement. Slide 5 Source: Company filings Note: Includes only results from non-life segments. (1) Reinsurance premiums include results for Berkshire Hathaway Reinsurance Group and General Re; excludes life businesses for these entities. (2) Swiss Re net premiums earned estimated based on insurance mix of gross premiums earned. (3) Hannover Re writes direct insurance through Inter Hannover based in London and Compass Insurance Ltd. In Johannesburg. Data on premiums not available for these operations. (4) Assumes primary insurance operations include results for U.S. Insurance segment. (5) Assumes reinsurance business comprises of Validus Re. Based on a review of Validus' SEC Filings and the 2010 Annual Report of Talbot Underwriters Syndicate Ltd. 1183, Validus' short-tail insurance group, Transatlantic believes it will need to conduct further due diligence of the Talbot operations in order to accurately assess the extent to which Validus conducts non-P&C reinsurance business. Slide 6 Source: IBES Estimates, public filings, Bloomberg, SNL Financial Note: Background graph represents data for GS Commercial P&C Index; colors indicate hard market (green) and soft market (orange). (1) Final data point represents multiple as of 31-Aug-2011. (2)Reinsurers include RE, PRE, PTP and TRH. (3) Multiline includes ACE, XL, ACGL, AXS, ALTE, ENH, AHL and AWH. (4) Weighted average of agents' responses to the change in policy renewal premium for personal / commercial auto, homeowners / commercial multi-peril, commercial property and general liability. An index of zero indicates no change in renewal premiums. A value of 1 or (1) indicates premiums up 1-10% or down 1-10%, respectively. Slide 10 Source: Based on company filings Note: Please refer to page 43 for detailed notes. Market data as of 31-Aug-2011. Market cap based off of basic share count; price / book multiples including AOCI. Balance sheet data as of latest available filings. Breakdown of segment operations by line of business based on 2010 GPW, unless noted otherwise. 45

Notes to Slides Slide 12 Note: Premium relative to Transatlantic undisturbed stock price of $44.01 as of 10-Jun-2011. Initial book value per basic share dilution of 2.5% versus Transatlantic 30-Jun-2011 book value per basic share of $67.76. based on pro forma book value per basic share as of 30-Jun-2011 of $66.10 per Allied World S-4 filed on 17-Aug-2011. Premium relative to Transatlantic undisturbed stock price of $44.01 as of 10-Jun-2011. See page 17 for detailed calculations and footnotes. See page 18 for detailed calculations and footnotes. Slide 13 Peers include: ACE, XL, PRE, RE, AXS, ACGL, TRH, RNR, VR, AWH, AHL, ALTE, ENH, PTP and MRH. Per TRH Management. Based on 2010 gross written premiums. Per investor deck filed by TRH and AWH on 13-Jun-2011. Based on 2010 gross written premiums. Slide 14 $80mm estimate does not include revenue synergies, investment portfolio synergies and branch relocation synergies. Slide 16 (1) Diluted sharecount as of closing prices on 31-Aug-2011. TRH diluted common share count is 63.3mm (62.5mm basic and 0.9mm RSU impact) and AWH diluted common share count is 39.5mm (37.9mm basic, 0.3mm treasury stock impact from options, 0.5mm RSU impact and 0.9mm performance-based equity impact). Book value per basic common share would be $67.76 for TRH and $80.23 for AWH. (2) Based on pro forma diluted sharecount per S-4 filed by Allied World on 17-Aug-2011. Slide 17 Source: Pro forma book value per TRH basic share of $66.10 from S-4 filed by Allied World on 17-Aug-2011. Historical price-to-book data from public filings and Bloomberg (1) Net of 45,000 TRH shares purchased by AWH per AWH S-4 filed on 17-Aug-2011. (2) Based on $80mm of announced synergies multiplied by approximately 59% Transatlantic ownership based on basic shares outstanding per Allied World S-4 filed on 17-Aug-2011, capitalized at 7.0x-9.0x multiple (based on TRH and AWH undisturbed price / earnings multiples as of 10-Jun-2011) and then divided by standalone Transatlantic basic shares outstanding. (3) Multiline median represents median of ACE, XL, ACGL, AXS, ALTE, AWH, AHL, ENH. (4) Price as of 10-Jun-2011. (5) Pro forma book value per share $66.10; 0.1x multiple represents $6.61. 46

Notes to Slides Slide 18 Per Transatlantic management projections. Based on dividend discount model using 10.3% discount rate and 0.75 terminal multiple for the low case and 9.3% discount rate and 0.95x terminal multiple for the high case. Discount rates and terminal multiples per disclosure in Allied World S-4 filed on 17-Aug-2011. Includes potential value of AIG litigation benefit. Based on dividend discount model using 10.8% discount rate and 0.85x terminal multiple for the low case and 9.8% discount rate and 1.05x terminal multiple for the high case. Discount rates and terminal multiples per disclosure in Allied World S-4 filed on 17-Aug-2011. Assumes $80mm of synergies. Range derived by applying 7.0x - 9.0x multiple (based on TRH and AWH undisturbed price / earnings multiples as of 10-Jun- 2011) resulting in $5.29-$6.81 per Transatlantic basic share. Assumes $48mm of transaction costs per S-4 filed on 17-Aug-2011. Assumes 63.3mm diluted TRH shares in standalone case and 63.9mm diluted TRH shares in pro form case per S-4 filed by Allied World on 17-Aug-2011. Slide 24 Source: Bloomberg, Allied World S-4 filing as of 17-Aug-2011; Validus S-4 filing as of 19-Aug-2011; Transatlantic 14D-9 filing as of 28-Jul-2011, CapIQ, SNL Note: All financial data as of 30-Jun-2011. Market data through 31-Aug-2011 (1) Represents compound annual growth in book value per basic share (including cumulative dividends paid )from 30-Sep-2006 to 31-Jun-2011. For Validus cumulative dividends of $2.98 between 20-Feb-2008 and 30-Jun-2011; for Allied World cumulative dividends of $3.29 between 8-Nov-2006 and 30-Jun-2011. (2) The withholding tax rate on inter-company dividends from the U.S. to Bermuda, Validus' domicile, is 30%, while the withholding tax rate on inter-company dividends from the U.S. to Switzerland, Allied World's domicile, is 5%. Slide 25 Source: Company filings Note: Financial data as of 30-Jun-2011. (1) Includes impact of $8 / share cash consideration paid as a dividend to Transatlantic stockholders. (2) Implied exchange ratio calculated using diluted shares per treasury stock method as of 31-Aug-2011 for TransAllied and Validus. Slide 26 Note: Based on information provided in S-4 filed by Allied World on 17-Aug-2011 and S-4 filed by Validus on 19-Aug-2011, which information filed by Validus includes $500 million pre-tax in proposed reserve strengthening. Slide 27 Source: Capital IQ, SNL, public filings, Bloomberg (1) Represents compound annual growth in book value per basic share (including cumulative dividends paid )from 30-Sep-2006 to 31-Jun-2011. For Validus cumulative dividends of $2.98 between 20-Feb-2008 and 30-Jun-2011; for Allied World cumulative dividends of $3.29 between 8-Nov-2006 and 30-Jun-2011. 47

Notes to Slides Slide 28 Source: Allied World and Validus financial supplements (included in the Appendix) Note: Data updated through 30-Jun-2011. (1) Net operating income as defined by Allied World and Validus in their respective public filings. Slide 29 Source: Bloomberg Notes: Total return defined as appreciation in stock price plus dividends, assuming dividends are reinvested in stock. Calculated up to market date on 31-Aug-2011. (1) Calculated using closing price on first trading day after IPO for AWH (12-Jul-2006) and VR (25-Jul-2007). (2) Since 20-Oct-2008 (3) Since 4-Sep-2009. Slide 30 Note: All company data as of 30-Jun-2011; all market data as of 31-Aug-2011. (1) Based on information provided in S-4 filed by Allied World on 17-Aug-2011. (2) Based on information provided by S-4 filed by Validus on 19-Aug-2011. Pro forma book value excludes non-controlling interests. (3) For the Allied World merger peers include multiline reinsurers — ACE, XL, ACGL, AXS, ALTE, AWH, AHL and ENH. For the Validus proposal peers include reinsurers — RE, PRE, TRH and PTP. Using VR, RNR, MRH and FSR, the peer group used in the 9-Jun-09 ISS report published with respect to the Validus/IPC deal, the Price/Book Value Multiple for the Validus proposal would be 0.73x. Note, that as of 10-Jun-11 (the last trading day before the public announcement of the Allied World merger), Allied World’s Price/Book Value Multiple was 0.75x and as of 12-Jul-11 (the last trading day before the public announcement of the Validus proposal), Validus’ Price/Book Value Multiple was 0.91x. Slide 31 (1) Based on shareholders' equity amounts as of 30-Jun-2011. Transatlantic PML amount per 2010 10K. Allied World PML per Q1 2011 earnings conference call. (2) Per Allied World's 2010 10K. "Allied World seeks to manage its risk exposure so that its PML for a single catastrophe event, after reinsurance, in any 'one-in- 250-year' event does not exceed approximately 20% of capital." Adjusted to represent PML as percentage of equity, based on Allied World's 30-Jun-2011 balance sheet. (3) As of 30-Jun-2011. Estimated by dividing 250-year U.S. Hurricane PML of $968mm by shareholders' equity of $3,543mm. Per Validus Investor Financial Supplement - Q2 2011. 48

Notes to Slides Slide 32 Source: Public filings and rating agency research reports (1) Pro forma capitalization for TransAllied based on information provided in S-4 filed by Allied World on 17-Aug-2011, excludes $80.3mm fair value write-up of debt . Pro forma capitalization for Validus proposal based on information provided in S-4 filed by Validus on 19-Aug-2011. Slide 35 Source: CapIQ, company financial supplements (1)Reinsurers include RE, PRE, PTP, and TRH. (2) Multiline includes ACE, XL, ACGL, AXS, ALTE, ENH, AHL and AWH. Slide 36 Notes: Transactions include: Fairfax / Zenith, Tokio Marine / Philadelphia Consolidated, Allied World / Darwin, Liberty Mutual / Safeco, Mapfre / Commerce Group, Munich Re / Midland National, D.E. Shaw / James River, Liberty Mutual / Ohio Casualty, Farmers / Bristol West, TPG / Direct General and Aviva / AmerUS. Slide 39 (1) This presentation includes certain financial measures that are not calculated under standards or rules that comprise U.S. GAAP. Such measures are referred to as non-GAAP. Non-GAAP measures may be defined or calculated differently by other companies. We believe that these measures are important to investors and other interested parties. These measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. This Appendix A sets forth a reconciliation of the non-GAAP measures to the most comparable U.S. GAAP measures. Slide 40 Source: Allied World quarterly investor financial supplements Slide 41 Source: Validus quarterly investor financial supplements Slide 44 Source: Company filings and CapIQ Note: Financial data as of 30-Jun-2011, market data as of 31-Aug-2011. All data presented on basic common shares outstanding basis. 49